EXTERNAL USE
LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

TERM SHEET

$[126,059,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

LEHMAN MORTGAGE TRUST, SERIES 2005-2

[TBD], TRUSTEE

Class	Approx.imate Size ($)	Coupon (1)	Security Description	WAL To Maturity (yrs) (2)	Principal Payment to Maturity Window (2)	Expected Initial Loss Coverage	Legal Final Maturity	Expected Ratings (3)
2A1(6)	$126,059,000	LIBOR + 0.70%	Sequential	[1.8]	12/05 – 7/11	[4.75]%	12/25/2035	AAA
2A2 (4)(5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
2A3 (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
2A4 (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
2A5 (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
AP (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
AX (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
SUBS (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered

(1)

The Class coupons are described under “Interest Rates” on page 5.

(2)

Prepayments were run at 100% PPC per annum.  Assumes bonds pay on the 25th of every month beginning in December 2005.

(3)

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates. One of the aforementioned will rate the subordinate certificates (other than the first loss tranche).

(4)

Notional amount.

(5)

Non-offered classes.

(6)

An interest rate cap will be purchased for the Trust for the benefit of the Class 2A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class 2A1 Certificates but not credit losses on the mortgage loans.  The [ninety four] month Interest Rate Cap will have a strike rate of [4.80%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF NOVEMBER 2005 UNLESS OTHERWISE INDICATED.  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

Deal Overview:

•

The collateral pool is comprised of 30 year fixed rate, first lien, fully amortizing mortgage loans.

•

Class AP is a Principal-Only Certificate. It will receive no payments of interest.

•

Class AX is an Interest-Only Certificate. It will receive no payments of principal.

•

The trust will issue subordinate certificates.  The Non-AP Percentage of Realized Losses will be applied to the subordinate certificates until their principal balances are reduced to zero.  Once the subordinate classes are reduced to zero, the Non-AP Percentage of Realized Losses will be applied to the Senior Certificates (other than the Class AP Certificates) on a pro-rata basis.

•

The AP Percentage of Realized Losses will be allocated to the Class AP.

•

The Master Servicer maintains a 10% Optional Termination on the collateral.

Terms of the Offering:

Cut off Date:

November 1, 2005

Closing Date:

November 30, 2005

Settlement Date:

November 30, 2005

Distribution Dates:

25th of each month, commencing in December 2005

Collection Period:

The calendar month preceding the current Distribution Date

Depositor:

Structured Asset Securities Corporation (“SASCO”)

Underwriter:

Lehman Brothers Inc.

Master Servicer:

Aurora Loan Services LLC

Servicing Fee:

Generally 0.25% per annum

Trustee:

[TBD]

Rating Agencies:

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates.  One of the aforementioned will rate the subordinate certificates (other than the first loss tranche).

Day Count:

30/360

Delay Days:

With respect to all certificates other than the Class 2A1 and 2A2 Certificates, 24 days.

With respect to the Class 2A1 and 2A2 Certificates, 0 days.

Interest Accrual Period:

With respect to all certificates other than the Class 2A1 and 2A2 Certificates, the calendar month preceding the Distribution Date.

With respect to the Class 2A1 and 2A2 Certificates, the interest accrual period begins on the immediately preceding Distribution Date (or, November 25, 2005 in the case of the first accrual period) and ends on the day immediately before the current Distribution Date.

Accrued Interest:

With respect to all certificates other than the Class 2A1 and 2A2 Certificates, 29 days of accrued interest.

With respect to the Class 2A1 and 2A2 Certificates, 5 days of accrued interest.

LIBOR Determination Date:

With respect to the Class 2A1 and 2A2 Certificates, the second business day preceding the beginning of each Interest Accrual Period (other than the first Interest Accrual Period).

For the first Interest Accrual Period, one-month LIBOR will equal 4.10%.

Registration:

Book-entry form through DTC

Tax Status:

REMIC for Federal income tax purposes.

Pricing Prepayment

Assumption:

100% PPC per annum.  100% PPC is defined as 8% CPR in the first month of loan life and additionally approximately 1.45% (16/11%) in each month thereafter until the eleventh month.  Thereafter, it remains constant at 24% CPR.

SMMEA Eligibility:

The senior certificates and a portion of the subordinate certificates will be SMMEA eligible.

ERISA Eligibility:

The senior certificates and a portion of the subordinate certificates will be ERISA eligible.

Due Period:

The “Due Period” related to each Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Rates:

Class 2A1 is a senior certificate.  It will accrue interest at a rate of LIBOR + 0.70%, subject to a minimum rate of 0.70% and a maximum rate of 5.50%.  It will also have the benefit of an interest rate cap, as further described on page 6.

Class 2A2 is an interest-only certificate.  It will accrue interest at a rate of 4.80% - LIBOR, subject to a minimum rate of 0.00%.  Its notional balance will equal the principal balance of the Class 2A1.

Class 2A3, Class 2A4 and Class 2A5 are senior certificates and will accrue interest at a rate of 5.50%.

Class AX is an interest-only certificate.  It will accrue interest at a fixed rate of 5.50%.  The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Non-Discount Loans minus the Strip Rate and (b) the principal balance of the Non-Discount Loans divided by (2) 5.50%.

Class AP is a principal-only certificate.  They will not be entitled to payments of interest.

The subordinate certificates will accrue interest at a rate of 5.50%.

Interest Rate Cap:

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class 2A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR.  The [ninety four] month Interest Rate Cap will have a strike rate of [4.80%].  Its notional balance represents the assumed cash flows of the Class 2A1 utilizing 75% of the Pricing Prepayment Assumption.  It will contribute cash in the event one-month LIBOR rises above the strike rate.  The Notional Balance of the Interest Rate Cap will be equal to the following schedule (subject to variance in final size and composition of the collateral):

Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	0.00	33	58,758,836.25	65	33,834,290.74
2	125,345,707.66	34	57,256,811.18	66	33,834,290.74
3	124,355,138.51	35	55,807,346.62	67	33,594,921.04
4	123,091,411.60	36	54,409,552.15	68	32,009,837.19
5	121,559,445.75	37	53,062,552.15	69	30,452,756.45
6	119,764,951.90	38	51,765,485.55	70	28,923,181.71
7	117,714,421.81	39	50,517,505.61	71	27,420,624.20
8	115,415,112.85	40	49,317,779.68	72	25,944,603.36
9	112,875,028.98	41	48,165,488.94	73	24,494,646.70
10	110,102,897.97	42	47,059,828.19	74	23,138,607.81
11	107,108,144.78	43	46,000,005.62	75	21,806,715.03
12	104,191,149.69	44	44,985,242.58	76	20,498,527.29
13	101,350,603.50	45	44,014,773.40	77	19,213,611.03
14	98,585,218.78	46	43,087,845.11	78	17,951,540.00
15	95,893,729.47	47	42,203,717.27	79	16,711,895.20
16	93,274,890.56	48	41,361,661.77	80	15,494,264.72
17	90,727,477.71	49	40,560,962.59	81	14,298,243.67
18	88,250,286.94	50	39,800,915.65	82	13,123,434.00
19	85,842,134.27	51	39,080,828.54	83	11,969,444.41
20	83,501,855.37	52	38,400,020.39	84	10,835,890.28
21	81,228,305.30	53	37,757,821.67	85	9,722,393.47
22	79,020,358.11	54	37,153,573.95	86	8,748,375.28
23	76,876,906.59	55	36,586,629.78	87	7,791,234.80
24	74,796,861.90	56	36,056,352.48	88	6,850,644.55
25	72,779,153.33	57	35,562,115.94	89	5,926,282.77
26	70,822,727.94	58	35,103,304.49	90	5,017,833.34
27	68,926,550.31	59	34,679,312.68	91	4,124,985.68
28	67,089,602.21	60	34,289,545.15	92	3,247,434.66
29	65,310,882.35	61	33,933,416.44	93	2,384,880.50
30	63,589,406.08	62	33,869,388.72	94	1,537,028.68
31	61,924,205.13	63	33,836,530.24	95	703,589.85
32	60,314,327.30	64	33,834,290.74	96	0.00

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) 30 divided by 360, and (c) the notional balance set forth above.  Payments received under the Interest Rate Cap will only be available to benefit the Class 2A1 Certificates.

Terms of the Offering  – Credit Enhancement:

Credit Enhancement:

Senior-subordinate, shifting interest structure.  The initial credit enhancement for the senior certificates will consist of the subordination of the subordinate certificates (initially [4.75]%).

Priority of Payment	ò	Class A Credit Support of [4.75]%	ñ	Order of Loss Allocation
SUBS Credit Support of [ ]%

Terms of the Offering  – Distribution of Principal:

Shifting Interest Structure with 5 year lockout

Distribution Dates (months)	Prepayment Shift Percentage
1 – 60	100%
61 – 72	70%
73 – 84	60%
85 – 96	40%
97 – 108	20%
109+	0%

Senior Percentage:

On any distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the Class AP certificates) and the denominator of which is the Non-AP Collateral Balance for the immediately preceding distribution date.

Subordinate Percentage:

On any distribution date, one minus the Senior Percentage.

Class 2A5 Priority Amount:

On any distribution date, the lesser of (i) the principal amount of the Class 2A5 Certificates and (ii) the sum of (a) the product of (x) the Senior Percentage, (y) the Class 2A5 Percentage and (z) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (b) the product of (w) the Senior Prepayment Percentage, (x) the Class 2A5 Shift Percentage, (y) the Class 2A5 Percentage and (z) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Class 2A5 Percentage:

The percentage obtained by dividing (1) the principal amount of the Class 2A5 Certificates by (2) the principal amount of the Class 2A1, Class 2A3, Class 2A4 and Class 2A5 Certificates.

Class 2A5 Shift Percentage:

100% minus the Prepayment Shift Percentage.

Senior Prepayment

On any distribution date, the sum of (1) the Senior Percentage and

Percentage:

(2) the product of (a) the Prepayment Shift Percentage for that distribution date multiplied by (b) the Subordinate Percentage for that distribution date.

Subordinate

On any distribution date, one minus the Senior Prepayment

Prepayment Percentage:

Percentage.

Strip Rate:

5.50%

Discount Loan:

A loan with a net mortgage rate less than the Strip Rate.

Non-Discount Loan:

A loan with a net mortgage rate greater than or equal to the Strip Rate.

AP Percentage:

For any Discount Loan, the percentage equivalent of a fraction, the numerator of which is the Strip Rate minus the net mortgage rate for such Discount Loan and the denominator of which is the Strip Rate.  For any Non-Discount Loan, 0%.

Non-AP Percentage:

For any Discount Loan, 100% minus its AP Percentage.  For any Non-Discount Loan, 100%.

Non-AP Collateral Balance:

On any distribution date, the sum of the Non-AP Percentage of the principal amount of each mortgage loan.

Class 2A4 Accrual Amount:

Interest accrued on the 2A4 Certificates will be not distributed to such certificates prior to the Accretion Termination Date.  Instead, an amount equal to that accrued interest will be added to the principal amount of the Class 2A4 Certificates.

Accretion Termination Date:

The earlier of: (1) The Distribution Date on which the principal amount of the subordinate certificates has been reduced to zero and (2) The first Distribution Date on which the Class 2A1 and 2A3 Certificates have been reduced to zero.

AP Principal

On any distribution date, the sum of (1) the related AP Percentage of

Distribution Amount:

scheduled principal collections of each loan and (2) the related AP Percentage of unscheduled principal collections of each loan.

Senior Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Senior Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Senior Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Subordinate Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Subordinate Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Subordinate Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Principal Paydown Rules:

I. Pay AP Principal Distribution Amount as follows:

•

Allocate AP Principal Distribution Amount to Class AP until reduced to zero

II. Pay Senior Principal Distribution Amount and beginning in rule # 2, the Class 2A4 Accrual Amount, sequentially as follows:

1)

Beginning on the distribution date in December 2010, the Class 2A5 Priority Amount to the Class 2A5 Certificates until reduced to zero.

2)

To the Class 2A3 Certificates, the minimum of the following until reduced to zero:

a)

An amount equal to approximately 1.52072207462% of the original principal amount of the Class 2A3 Certificates

b)

99.5% of the total amount available for distribution in rule (2)

3)

Sequentially to the Class 2A1, 2A3, 2A4 and 2A5 Certificates until reduced to zero.

III. Pay Subordinate Principal Distribution Amount as follows*:

*Subject to credit support tests

•

To the Subordinate Certificates until reduced to zero.

Class 2A1 Discount Margin Table:

Assumes one-month LIBOR equals 4.10%.

	50% PPC	75% PPC	85% PPC	100% PPC	125% PPC	150% PPC	200% PPC
100-00	70	70	70	70	70	70	70
WAL (yr)	5.9	3.2	2.6	1.8	1.3	1.0	0.7
First Prin Pay	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05
Last Prin Pay	1/25/18	10/25/13	09/25/12	07/25/11	8/25/08	12/25/07	04/25/07

Collateral Stipulations (Subject to Change)

LNOV-2 -- F

LEHMAN BROTHERS

Balance $126,059,000.00	Delay	0	Index	LIBOR_1MO	WAC	5.9065	WAM	358
Coupon 4.8000	Dated	11/25/2005	Mult / Margin	1.0 / .7	NET	5.5000	WALA	2
Settle 11/30/2005	First Payment	12/25/2005	Cap / Floor	9999999 / .7	Contrib Wac	5.9065

Price = 100-00	50 PPC	75 PPC	85 PPC	100 PPC	125 PPC	150 PPC	200 PPC
	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
LIBOR_1MO=4	70.0	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=5	61.7	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=6	20.7	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=7	-19.3	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=8	-58.5	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=10	-134.1	70.0	70.0	70.0	70.0	70.0	70.0
LIBOR_1MO=12	-206.0	70.0	70.0	70.0	70.0	70.0	70.0
WAL	5.93	3.20	2.55	1.82	1.28	1.01	0.73

TERM SHEET

$[165,531,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

LEHMAN MORTGAGE TRUST, SERIES 2005-2

U.S. BANK, N.A., TRUSTEE

Class	Approx.imate Size ($)	Coupon (1)	Security Description	WAL To Maturity (yrs) (2)	Principal Payment to Maturity Window (2)	Expected Initial Loss Coverage	Legal Final Maturity	Expected Ratings (3)
3A1(6)	$165,531,000	LIBOR + 0.75%	Sequential	1.8	12/05 – 08/10	[5.00]%	12/25/2035	AAA
3A2 (4)(5)	$165,531,000	4.75% - LIBOR	Notional	1.8	N/A	[5.00]%	12/25/2035	AAA
3A3 (5)	$150,669,000	5.50%	Sequential	2.8	12/05 – 06/11	[5.00]%	12/25/2035	AAA
3A4 (5)	$23,800,000	5.50%	Accrual	7.2	06/11 – 09/35	[5.00]%	12/25/2035	AAA
3A5 (5)	$40,000,000	5.50%	NAS	9.7	12/10 – 09/35	[5.00]%	12/25/2035	AAA
AP (5)	$0	0.00%	Principal-Only	N/A	N/A	[5.00]%	12/25/2035	AAA
AX (5)	$30,000,000	6.00%	Notional	3.7	N/A	[5.00]%	12/25/2035	AAA
SUBS (5)	$20,000,000	5.50%	Subordinate	9.6	12/05 – 09/35	N/A	12/25/2035	N/A

(1)

The Class coupons are described under “Interest Rates” on page 5.

(2)

Prepayments were run at 100% PPC per annum.  Assumes bonds pay on the 25th of every month beginning in December 2005.

(3)

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates. One of the aforementioned will rate the subordinate certificates (other than the first loss tranche).

(4)

Notional amount.

(5)

Non-offered classes.

(6)

An interest rate cap will be purchased for the Trust for the benefit of the Class 3A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class 3A1 Certificates but not credit losses on the mortgage loans.  The [fifty-six] month Interest Rate Cap will have a strike rate of [4.25%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF NOVEMBER 2005 UNLESS OTHERWISE INDICATED.  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

Deal Overview:

•

The collateral pool is comprised of 30 year fixed rate, first lien, fully amortizing mortgage loans.

•

Class AP is a Principal-Only Certificate. It will receive no payments of interest.

•

Class AX is an Interest-Only Certificate. It will receive no payments of principal.

•

The trust will issue subordinate certificates.  The Non-AP Percentage of Realized Losses will be applied to the subordinate certificates until their principal balances are reduced to zero.  Once the subordinate classes are reduced to zero, the Non-AP Percentage of Realized Losses will be applied to the Senior Certificates (other than the Class AP Certificates) on a pro-rata basis.

•

The AP Percentage of Realized Losses will be allocated to the Class AP.

•

The Master Servicer maintains a 10% Optional Termination on the collateral.

Terms of the Offering:

Cut off Date:

November 1, 2005

Closing Date:

November 30, 2005

Settlement Date:

November 30, 2005

Distribution Dates:

25th of each month, commencing in December 2005

Collection Period:

The calendar month preceding the current Distribution Date

Depositor:

Structured Asset Securities Corporation (“SASCO”)

Underwriter:

Lehman Brothers Inc.

Master Servicer:

Aurora Loan Services LLC

Servicing Fee:

Generally 0.25% per annum

Trustee:

U.S. Bank, N.A.

Rating Agencies:

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates.  One of the aforementioned will rate the subordinate certificates (other than the first loss tranche).

Day Count:

30/360

Delay Days:

With respect to all certificates other than the Class 3A1 and 3A2 Certificates, 24 days.

With respect to the Class 3A1 and 3A2 Certificates, 0 days.

Interest Accrual Period:

With respect to all certificates other than the Class 3A1 and 3A2 Certificates, the calendar month preceding the Distribution Date.

With respect to the Class 3A1 and 3A2 Certificates, the interest accrual period begins on the immediately preceding Distribution Date (or, November 25, 2005 in the case of the first accrual period) and ends on the day immediately before the current Distribution Date.

Accrued Interest:

With respect to all certificates other than the Class 3A1 and 3A2 Certificates, 29 days of accrued interest.

With respect to the Class 3A1 and 3A2 Certificates, 5 days of accrued interest.

LIBOR Determination Date:

With respect to the Class 3A1 and 3A2 Certificates, the second business day preceding the beginning of each Interest Accrual Period (other than the first Interest Accrual Period).

For the first Interest Accrual Period, one-month LIBOR will equal 4.10%.

Registration:

Book-entry form through DTC

Tax Status:

REMIC for Federal income tax purposes.

Pricing Prepayment

Assumption:

100% PPC per annum.  100% PPC is defined as 8% CPR in the first month of loan life and additionally approximately 1.45% (16/11%) in each month thereafter until the eleventh month.  Thereafter, it remains constant at 24% CPR.

SMMEA Eligibility:

The senior certificates and a portion of the subordinate certificates will be SMMEA eligible.

ERISA Eligibility:

The senior certificates and a portion of the subordinate certificates will be ERISA eligible.

Due Period:

The “Due Period” related to each Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Rates:

Class 3A1 is a senior certificate.  It will accrue interest at a rate of LIBOR + 0.75%, subject to a minimum rate of 0.75%.

It is subject to a maximum rate equal to the sum of (1) 5.50% and (2) 12 times the fraction obtained by dividing (a) the interest rate cap payments applied to the Class 3A1 Certificates during the current Distribution Date by (b) the principal amount of the Class 3A1 Certificates at the beginning of the current Distribution Date.

On each Distribution Date, interest rate cap payments received will be deposited into the Class 3A1 Reserve Fund.  Amounts in the Class 3A1 Reserve Fund will be distributed in the following order of priority:
(1) to pay Basis Risk Shortfalls on the Class 3A1 Certificates for the current Distribution Date.
(2) to pay Basis Risk Shortfalls on the Class 3A1 Certificates remaining unpaid from prior Distribution Dates.
(3) the remainder for deposit in the Class 3A1 Reserve Fund.

Basis Risk Shortfalls represents the excess of (1) the amount of interest payable to the Class 3A1 Certificates (in accordance with its interest formula of LIBOR + 0.75%) without regard to a maximum rate of 5.50% over (2) the amount of interest payable to the Class 3A1 Certificates subject to a maximum rate of 5.50%.

A detailed description of the interest rate cap can be found on page 6.

Class 3A2 is an interest-only certificate.  It will accrue interest at a rate of 4.75% - LIBOR, subject to a minimum rate of 0.00%.  Its notional balance will equal the principal balance of the Class 3A1 Certificates.

Class 3A3, Class 3A4 and Class 3A5 are senior certificates and will accrue interest at a rate of 5.50%.

Class AX is an interest-only certificate.  It will accrue interest at a fixed rate of 6.00%.  The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Non-Discount Loans minus the Strip Rate and (b) the principal balance of the Non-Discount Loans divided by (2) 6.00%.

Class AP is a principal-only certificate.  They will not be entitled to payments of interest.

The subordinate certificates will accrue interest at a rate of 5.50%.

Interest Rate Cap:

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class 3A1 Certificates to protect against interest rate risk from upward movement in one-month LIBOR.  The [fifty-six] month Interest Rate Cap will have a strike rate of [4.25%].  Its notional balance represents the assumed cash flows of the Class 3A1 Certificates utilizing 100% of the Pricing Prepayment Assumption.  It will contribute cash in the event one-month LIBOR rises above the strike rate.  The Notional Balance of the Interest Rate Cap will be equal to the following schedule (subject to variance in final size and composition of the collateral):

Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap	Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	0.00	21	76,047,309.37	41	18,610,204.81
2	163,605,943.51	22	71,978,851.02	42	16,870,473.03
3	161,183,863.80	23	68,054,542.61	43	15,220,913.96
4	158,274,232.12	24	64,271,049.85	44	13,659,431.14
5	154,888,466.96	25	60,625,114.87	45	12,183,976.23
6	151,039,913.43	26	57,113,554.48	46	10,792,547.89
7	146,743,810.13	27	53,733,258.46	47	9,483,190.71
8	142,017,243.62	28	50,481,187.89	48	8,253,994.15
9	136,879,090.16	29	47,354,373.53	49	7,103,091.53
10	131,349,944.96	30	44,349,914.21	50	6,028,659.00
11	125,452,039.02	31	41,464,975.30	51	5,028,914.61
12	119,740,547.01	32	38,696,787.14	52	4,102,117.27
13	114,211,166.25	33	36,042,643.60	53	3,246,565.89
14	108,859,692.60	34	33,499,900.63	54	2,460,598.41
15	103,682,018.23	35	31,065,974.78	55	1,742,590.94
16	98,674,129.42	36	28,738,341.87	56	1,090,956.88
17	93,832,104.42	37	26,514,535.64	57	504,146.03
18	89,152,111.32	38	24,392,146.36	58	0.00
19	84,630,406.01	39	22,368,819.61
20	80,263,330.18	40	20,442,254.98

On each Distribution Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) 30 divided by 360, and (c) the notional balance set forth above.  Payments received under the Interest Rate Cap will only be available to benefit the Class 3A1 Certificates.

Terms of the Offering  – Credit Enhancement:

Credit Enhancement:

Senior-subordinate, shifting interest structure.  The initial credit enhancement for the senior certificates will consist of the subordination of the subordinate certificates (initially [5.00]%).

Priority of Payment	ò	Class A Credit Support of [5.00]%	ñ	Order of Loss Allocation
SUBS Credit Support of [ ]%

Terms of the Offering  – Distribution of Principal:

Shifting Interest Structure with 5 year lockout

Distribution Dates (months)	Prepayment Shift Percentage
1 – 60	100%
61 – 72	70%
73 – 84	60%
85 – 96	40%
97 – 108	20%
109+	0%

Senior Percentage:

On any distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the Class AP certificates) and the denominator of which is the Non-AP Collateral Balance for the immediately preceding distribution date.

Subordinate Percentage:

On any distribution date, one minus the Senior Percentage.

Class 3A5 Priority Amount:

On any distribution date, the lesser of (i) the principal amount of the Class 3A5 Certificates and (ii) the sum of (a) the product of (x) the Senior Percentage, (y) the Class 3A5 Percentage and (z) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (b) the product of (w) the Senior Prepayment Percentage, (x) the Class 3A5 Shift Percentage, (y) the Class 3A5 Percentage and (z) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Class 3A5 Percentage:

The percentage obtained by dividing (1) the principal amount of the Class 3A5 Certificates by (2) the principal amount of the Class 3A1, Class 3A3, Class 3A4 and Class 3A5 Certificates.

Class 3A5 Shift Percentage:

100% minus the Prepayment Shift Percentage.

Senior Prepayment

On any distribution date, the sum of (1) the Senior Percentage and

Percentage:

(2) the product of (a) the Prepayment Shift Percentage for that distribution date multiplied by (b) the Subordinate Percentage for that distribution date.

Subordinate

On any distribution date, one minus the Senior Prepayment

Prepayment Percentage:

Percentage.

Strip Rate:

5.50%

Discount Loan:

A loan with a net mortgage rate less than the Strip Rate.

Non-Discount Loan:

A loan with a net mortgage rate greater than or equal to the Strip Rate.

AP Percentage:

For any Discount Loan, the percentage equivalent of a fraction, the numerator of which is the Strip Rate minus the net mortgage rate for such Discount Loan and the denominator of which is the Strip Rate.  For any Non-Discount Loan, 0%.

Non-AP Percentage:

For any Discount Loan, 100% minus its AP Percentage.  For any Non-Discount Loan, 100%.

Non-AP Collateral Balance:

On any distribution date, the sum of the Non-AP Percentage of the principal amount of each mortgage loan.

Class 3A4 Accrual Amount:

Interest accrued on the 3A4 Certificates will be not distributed to such certificates prior to the Accretion Termination Date.  Instead, an amount equal to that accrued interest will be added to the principal amount of the Class 3A4 Certificates.

Accretion Termination Date:

The earlier of: (1) The Distribution Date on which the principal amount of the subordinate certificates has been reduced to zero and (2) The first Distribution Date on which the Class 3A1 and 3A3 Certificates have been reduced to zero.

AP Principal

On any distribution date, the sum of (1) the related AP Percentage of

Distribution Amount:

scheduled principal collections of each loan and (2) the related AP Percentage of unscheduled principal collections of each loan.

Senior Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Senior Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Senior Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Subordinate Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Subordinate Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Subordinate Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Principal Paydown Rules:

I. Pay AP Principal Distribution Amount as follows:

•

Allocate AP Principal Distribution Amount to Class AP until reduced to zero

II. Pay Senior Principal Distribution Amount and beginning in rule # 2, the Class 3A4 Accrual Amount, sequentially as follows:

1)

Beginning on the distribution date in December 2010, the Class 3A5 Priority Amount to the Class 3A5 Certificates until reduced to zero.

2)

To the Class 3A3 Certificates, the minimum of the following until reduced to zero:

a)

An amount equal to approximately 1.5099323683% of the original principal amount of the Class 3A3 Certificates

b)

99.5% of the total amount available for distribution in rule (2)

3)

Sequentially to the Class 3A1, 3A3, 3A4 and 3A5 Certificates until reduced to zero.

III. Pay Subordinate Principal Distribution Amount as follows*:

*Subject to credit support tests

•

To the Subordinate Certificates until reduced to zero.

Class 3A1 Discount Margin Table:

Assumes one-month LIBOR equals 4.10%.

	50% PPC	75% PPC	85% PPC	100% PPC	125% PPC	150% PPC	200% PPC
100-00	75	75	75	75	75	75	75
WAL (yr)	5.9	3.2	2.5	1.8	1.3	1.0	0.7
First Prin Pay	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05	12/25/05
Last Prin Pay	01/25/18	10/25/13	09/25/12	08/25/10	08/25/08	11/25/07	03/25/07

Collateral Stipulations (Subject to Change)

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.